Supplement

Dated April 6, 2021

to the Statutory Prospectus of the

Timothy Plan Family of Funds

Dated January 28, 2021

(Class A & C)

The Class A and C Shares Prospectus for the Timothy Plan Family of Funds, dated January 28, 2021, is amended as follows:

On page 84 of the prospectus, the Section entitled REINSTATEMENTS, is amended with the addition of the following:

The Coronavirus Aid Relief and Economic Security Act of 2020 (the “Cares Act”) allowed for coronavirus-related withdrawals from IRA’s to be replaced for a period of up to three (3) years from the date of withdrawal. Accordingly, the Trust will allow reinstatement of fund shares liquidated in IRA accounts to accommodate withdrawals and repurchases made pursuant to the Cares Act. These withdrawals must be eligible withdrawals due to the pandemic as defined in the Cares Act, and Shareholders will need to notify the Fund of eligible IRA repurchases due to the Cares Act.

ALL PORTIONS OF THE PROSPECTUS NOT CHANGED BY THIS SUPPLEMENT OR OTHER SUPPLEMENTS SHALL REMAIN IN FULL FORCE AND EFFECT.

This supplement should be read in conjunction with the original Statutory Prospectus filed with the SEC on January 28, 2021 and retained for future reference.